Exhibit 10.2

                                COST-U-LESS, INC.
                             STOCK OPTION AGREEMENT

     Cost-U-Less, Inc. has granted to the individual (the "Optionee") named in the Notice of Grant of Stock Option (the "Notice") to which this Stock Option Agreement (the "Option Agreement") is attached an option (the "Option") to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Cost-U-Less, Inc. Amended and Restated 1998 Stock Incentive Compensation Plan (the "Plan"), as amended to the Date of Option Grant, the provisions of which are incorporated herein by reference. By signing the Notice, the Optionee: (a) represents that the Optionee has read and is familiar with the terms and conditions of the Notice, the Plan and this Option Agreement, (b) accepts the Option subject to all of the terms and conditions of the Notice and this Option Agreement, (c) agrees to accept as binding, conclusive, and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Notice, the Plan, or this Option Agreement, and (d) acknowledges receipt of a copy of the Notice and this Option Agreement.

     1. DEFINITIONS AND CONSTRUCTION.

          1.1 Definitions. Whenever used herein, capitalized terms shall have the meanings assigned to such terms in the Notice or as set forth below:

               (a) "Award" means an award or grant made pursuant to the Plan.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

               (d) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (e) "Company" means Cost-U-Less, Inc., a Washington corporation, or any successor corporation thereto.

               (f) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.


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

               (g) "Director" means a member of the Board or of the board of directors of any other Participating Company.

               (h) "Disability" means "disability" as that term is defined for the purposes of Section 22(e)(3) of the Code.

               (i) "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding, and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (k) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Plan Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Plan Administrator, in its discretion.

                    (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Plan Administrator in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (l) "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice by the Holder:


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

                    (i) a change in the Holders status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

                    (ii) a reduction in the Holder's annual base salary;

                    (iii) the Successor Corporation's requiting the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

                    (iv) the Successor Corporation's failure to (1) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (2) provide the Holder with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

                    (v) any material breach by the Successor Corporation of its obligations to the Holder under the Plan or any substantially equivalent plan of the Successor Corporation; or

                    (vi) any purported termination of the Holder's employment or services for Cause by the Successor Corporation that does not comply with the terms of the Plan or any substantially equivalent plan of the Successor Corporation.

               (m) "Holder" means (i) the person to whom an Award is granted;
(ii) for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 5; or (iii) the person(s) to whom an Award has been transferred in accordance with Section 5.

               (n) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

               (o) "Nonqualified Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.


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

               (p) "Officer" means any person designated by the Board as of an officer of the Company.

               (q) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (r) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

               (s) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

               (t) "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan and having such powers as shall be specified by the Board.

               (u) "Securities Act" means the Securities Act of 1933, as amended.

               (v) "Service" means a Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, a Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Award Agreement. A Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

               (w) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 8.

               (x) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               (y) "Termination After Change in Control" shall mean either of the following events occurring within twelve (12) months after a Change in
Control:

                    (i) termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any reason other than for Cause; or


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

                    (ii) the Optionee's resignation for Good Reason from all capacities in which the Optionee is then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.

Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Optionee's Service with the Participating Company Group which (1) is for Cause; (2) is a result of the Optionee's death or disability; (3) is a result of the Optionee's voluntary termination of Service other than for Good Reason; or (4) occurs prior to the effectiveness of a Change in Control.

          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     2. TAX CONSEQUENCES.

          2.1 Tax Status of Option. This Option is intended to have the tax status designated in the Notice.

               (a) Incentive Stock Option. If the Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO
OPTIONEE: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonqualified Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

               (b) Nonqualified Stock Option. If the Notice so designates, this Option is intended to be a Nonqualified Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

          2.2 ISO Fair Market Value Limitation. If the Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonqualified Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different


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

limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 2.2, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO OPTIONEE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

     3. ADMINISTRATION.

     All questions of interpretation concerning this Option Agreement shall be determined by the Plan Administrator. All determinations by the Plan Administrator shall be final and binding upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

     4. EXERCISE OF THE OPTION.

          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          4.2 Method of Exercise. Exercise of the Option shall be by such means as shall be determined by the Board, provided, however, that if Exercise of the Option is by written notice, such notice shall be in the form attached hereto to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

          4.3 Payment of Exercise Price. The Exercise Price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the


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

product of the Exercise Price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Exercise Price; or (b) if and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board (a "Cashless Exercise"). In addition, to the extent permitted by the Plan Administrator in its sole discretion, the Exercise Price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 4.3, by (y) a full-recourse promissory note delivered pursuant to Section 12 or (z) such other consideration as the Plan Administrator may permit.

          4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested.

          4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock


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

may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. TRANSFERABILITY OF THE OPTION.

          5.1 Incentive Stock Option. If the Notice designates this Option as an Incentive Stock Option, then the Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          5.2 Nonqualified Stock Option.

               (a) If the Notice designates this Option as a Nonqualified Stock Option, then except as provided in Section 5.2(b) below, the Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

               (b) If the Notice designates this Option as a Nonqualified Stock Option, then, notwithstanding the foregoing, with the consent of the Board and subject to any conditions or restrictions as the Board may impose, in its discretion, the Optionee may transfer during the Optionee's lifetime all or any portion of the Option to one or more of such persons (each a "Permitted Transferee") as permitted in accordance with the applicable limitations, if


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any, described in the General Instructions to Form S-8 Registration Statement
under the Securities Act. No transfer or purported transfer of the Option shall be effective unless and until: (i) the Optionee has delivered to the Company a written request describing the terms and conditions of the proposed transfer in such form as the Company may require, (ii) the Board has approved such request,
(iii) each Permitted Transferee to whom the Option or any interest therein is to be transferred has agreed in writing (in a form satisfactory to the Company) to be bound by all of the applicable terms and conditions of this Option Agreement and the Plan and any additional restrictions or conditions as the Board may require, and (iv) the Optionee has made adequate provision, in the sole determination of the Company, for satisfaction of the tax withholding obligations of the Participating Company Group as provided in Section 4.4 that may arise with respect to the transferred portion of the Option. With respect to the transferred portion of the Option, all of the terms and conditions of this Option Agreement and the Plan shall apply to the Permitted Transferee and not to the original Optionee, except for (i) provision of Service to the Participating Company Group, (ii) provision for the Participating Company Group's tax withholding obligations, if any, and (iii) subsequent transfer of the Option except as provided in the following sentence. A Permitted Transferee shall be prohibited from making a subsequent transfer of the transferred Option except as provided in Section 5.2(a) or, with the consent of the Board, to the original Optionee or to another Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of any expiration, termination, lapse or acceleration of the transferred Option, including, without limitation, an early termination of the transferred Option resulting from the termination of Service of the original Optionee. Exercise of the transferred Option by a Permitted Transferee shall be subject to compliance with all applicable federal, state and foreign securities laws; however, the Company shall have no obligation to register with any federal, state or foreign securities commission or agency such Option or any shares that may be issuable upon the exercise of the transferred Option.

     6. TERMINATION OF THE OPTION.

     The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

     7. EFFECT OF TERMINATION OF SERVICE.

          7.1 Option Exercisability.

               (a) Disability. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee"s Service terminated, may be exercised by the Optionee (or the Optionee"s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee"s Service terminated, but in any event no later than the Option Expiration Date.

               (b) Death. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the


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Optionee"s Service terminated, may be exercised by the Optionee"s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee"s death at any time prior to the expiration of twelve
(12) months after the date on which the Optionee"s Service terminated, but in any event no later than the Option Expiration Date. The Optionee"s Service shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days after the Optionee's termination of Service.

               (c) Termination After Change in Control. If the Optionee's Service ceases as a result of Termination After Change in Control, (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) the Option shall become immediately vested and exercisable in full and the Vested Ratio shall be deemed to be 1/1 as of the date on which the Optionee's Service terminated. Notwithstanding the foregoing, if the Company and the other party to the transaction constituting a Change in Control agree to treat such transaction as a "pooling-of-interests" for accounting purposes and it is determined that the provisions or operation of this Section 7.1(c) would preclude treatment of such transaction as a "pooling-of-interests" and provided further that in the absence of the preceding sentence such transaction would be treated as a "pooling-of-interests," then this Section 7.1(c) shall be without force or effect, and the vesting and exercisability of the Option shall be determined under any other applicable provision of the Option Agreement.

               (d) Termination for Cause. Notwithstanding any other provision of this Option Agreement, if the Optionee's Service is terminated for Cause, the Option shall terminate and cease to be exercisable on the effective date of such termination of Service. Unless otherwise defined in a contract of employment or service between the Optionee and a Participating Company, for purposes of this Option Agreement "Cause" shall have the meaning given such term in Section 7.4(b).

               (e) Other Termination of Service. If the Optionee's Service terminates for any reason, except Disability, death, Termination After Change in Control or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such other longer period of time as determined by the Plan Administrator, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until one (1) month after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          7.3 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
7.1 of shares acquired


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

upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

     8. CHANGE IN CONTROL.

          8.1 Definitions.

               (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party;
(iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

               (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or in the case of a Transaction described in Section 8.1(a)(iii) the corporation or other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Plan Administrator shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2 Effect of Change in Control on Option. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of the Optionee, either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation"s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, and provided that the Optionee's Service has not terminated prior to such date, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by such Optionee shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. Any vesting of the Option that was permissible solely by reason of this
Section 8.2 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Plan Administrator otherwise provides in its discretion.

     9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

     In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Plan Administrator may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Plan Administrator, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Plan Administrator pursuant to this Section 9 shall be final, binding and conclusive.

     10. RIGHTS AS A SHAREHOLDER, EMPLOYEE OR CONSULTANT.

     The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

     11. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

     The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Notice designates this Option as an Incentive Stock Option, the Optionee shall (a) promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

     12. LEGENDS.

     The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

     13. RESTRICTIONS ON TRANSFER OF SHARES.

     No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

     14. ADDITIONAL AGREEMENTS.

     As a condition to receiving the Options or exercising the Options, the Optionee understands that he or she may be required to execute additional agreements, such as an Employee Confidentiality and Proprietary Rights Assignment Agreement. Any benefits hereunder are conditioned on the Optionee executing any such additional agreements as may be required by the Company.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          15.2 Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option, if designated an Incentive Stock Option in the Notice, to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

          15.3 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature on the Notice or at such other address as such party may designate in writing from time to time to the other party.

          15.4 Integrated Agreement. The Notice and this Option Agreement constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

          15.5 Applicable Law. This Option Agreement shall be governed by the laws of the State of Washington as such laws are applied to agreements between Washington residents entered into and to be performed entirely within the State of Washington.

     Counterparts. The Notice and this Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                        COST-U-LESS, INC.

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address:
                                                        ------------------------

                                                        ------------------------

                                                        ------------------------


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions hereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under this Option Agreement.


                                        OPTIONEE


Date:
     ---------------------------------  ----------------------------------------
                                        Optionee Address:

                                        ----------------------------------------

                                        ----------------------------------------